UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 19, 2022

Bridge Investment Group Holdings Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40622	86-2769085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 East Sego Lily Drive, Suite 400 Salt Lake City, Utah 84070	84070
(Address of Principal Executive Offices)	(Zip Code)

(801) 716-4500

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BRDG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 19, 2022, Chad Briggs, Chief Financial Officer of Bridge Investment Group Holdings Inc. (the “Company” or, together with its subsidiaries, “Bridge”), provided notice of his intent to retire from the Company, effective May 31, 2022. Upon the effective date of his retirement, Mr. Briggs will be succeeded by Katherine Elsnab, who currently serves as the Company’s Chief Accounting Officer.

Ms. Elsnab, age 42, has served as the Company’s Chief Accounting Officer since August 2021 and will continue to serve as the Company’s principal accounting officer. Previously, Ms. Elsnab served as Bridge’s Corporate Controller since she joined Bridge in December 2018. Prior to joining Bridge Ms. Elsnab was an auditor with Ernst & Young, LLP for 16 years, serving clients primarily in the real estate and financial services industries. Ms. Elsnab earned a Bachelor of Science with Special Attainment in Commerce with a double major in business administration and accounting and history from Washington and Lee University and is a Certified Public Accountant in the State of Utah.

There is no arrangement or understanding between Ms. Elsnab and any other person pursuant to which Ms. Elsnab was appointed as Chief Financial Officer. Ms. Elsnab is not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

In connection with her appointment as Chief Financial Officer, Ms. Elsnab will receive an annual base salary of $350,000 and will be eligible for an annual incentive bonus with a target amount equal to 148% of base salary, based upon the achievement of individual and Company performance objectives as determined by the Company’s Board of Directors.

Forward-Looking Statements

This current report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include the anticipated timing of Mr. Briggs’ retirement, the Company’s plans to appoint Ms. Elsnab as Chief Financial Officer upon Mr. Briggs’ retirement, and other comparable statements regarding the Company’s “expectations,” “beliefs,” “hopes,” “intentions,” “strategies,” or the like that do not relate to historical or factual matters. Accordingly, we caution you that any such forward-looking statements are based on our beliefs, assumptions and expectations as of the date made, taking into account all information available to us at that time. These statements are not guarantees of future performance, conditions or results and involve a number of risks and uncertainties that are difficult to predict and beyond our control. Actual results may differ materially from those express or implied in the forward-looking statements as a result of a number of factors, including but not limited to those risks described from time to time in our filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made. The Company undertakes no duty to publicly update any forward-looking statements made herein, whether as a result of new information, future developments or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGE INVESTMENT GROUP HOLDINGS INC.

By:	/s/ Jonathan Slager
Name:	Jonathan Slager
Title:	Chief Executive Officer

Date: February 24, 2022